UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

10x Genomics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road

Pleasanton, California 94588

(925) 401-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As contemplated in the Registration Statement on Form S-1 (File No. 333-233361) relating to the initial public offering (the “Offering”) of 11,500,000 shares (which includes 1,500,000 shares that were offered and sold pursuant to the full exercise of the underwriters’ option to purchase additional shares) of Class A common stock of 10x Genomics, Inc. (the “Company”), par value $0.00001 per share (as amended, the “Registration Statement”), the Company’s amended and restated certificate of incorporation (the “Restated Certificate”) became effective in connection with the completion of the Offering on September 16, 2019. The Restated Certificate, among other things, provides that the Company’s authorized capital stock consists of 1,200,000,000 shares of capital stock, par value $0.00001 per share, of which 1,000,000,000 shares are designated as Class A common stock, 100,000,000 shares are designated as Class B common stock, and 100,000,000 shares are designated as preferred stock.

The Company’s bylaws were also amended and restated effective as of September 16, 2019, as contemplated in the Registration Statement (the “Restated Bylaws”).

For further information regarding the foregoing and other provisions of the Restated Certificate and the Restated Bylaws, see the sections entitled “Risk Factors” and “Description of Capital Stock” in the Company’s prospectus filed with the Securities and Exchange Commission on September 12, 2019 pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), relating to the Registration Statement. The foregoing description of the Restated Certificate is only a summary and is qualified in its entirety by reference to the full text of the Restated Certificate filed herewith as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Restated Bylaws is only a summary and is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 16, 2019, the Company issued a press release announcing the closing of the Offering (the “Press Release”). A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

In connection with the Company’s appeal of the U.S. District Court for the District of Delaware’s August 2019 final judgment in favor of Bio-Rad Laboratories, Inc. (the “Judgment”), on September 13, 2019 the Company posted a $52 million bond (the “Bond”) in lieu of payment of the Judgment pending the Company’s ongoing appeal. In connection with the Bond, the Company has deposited $45 million as collateral in a segregated cash account, where it will be held until the conclusion of the appeal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Form of Amended and Restated Bylaws of the Registrant.

99.1	Press Release, dated September 16, 2019.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

10x Genomics, Inc.

By:	/s/ Eric S. Whitaker

Name:	Eric S. Whitaker
Title:	General Counsel

Date: September 16, 2019